Exhibit (h)(19)

Schedule A

to

Amended and Restated Expense Limitation Agreement

Dated:	February 23, 2009
Revised:	February 24, 2015

Expense Limited Fund	End of Initial Term
PIMCO All Asset All Authority Fund	July 31, 2011
PIMCO All Asset Fund	July 31, 2011
PIMCO California Intermediate Municipal Bond Fund	July 31, 2011
PIMCO California Municipal Bond Fund	July 31, 2013
PIMCO California Short Duration Municipal Income Fund	July 31, 2011
PIMCO Capital Securities and Financials Fund	July 31, 2016
PIMCO CommoditiesPLUS® Strategy Fund	July 31, 2011
PIMCO CommodityRealReturn Strategy Fund®	July 31, 2011
PIMCO Convertible Fund	July 31, 2011
PIMCO Credit Absolute Return Fund	July 31, 2013
PIMCO Diversified Income Fund	July 31, 2011
PIMCO Emerging Local Bond Fund	July 31, 2011
PIMCO Emerging Markets Bond Fund	July 31, 2011
PIMCO Emerging Markets Corporate Bond Fund	July 31, 2011
PIMCO Emerging Markets Currency Fund	July 31, 2011
PIMCO Emerging Markets Full Spectrum Bond Fund	July 31, 2014
PIMCO Extended Duration Fund	July 31, 2011
PIMCO Floating Income Fund	July 31, 2011
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	July 31, 2011
PIMCO Foreign Bond Fund (Unhedged)	July 31, 2011
PIMCO Global Advantage Strategy Bond Fund	July 31, 2011
PIMCO Global Bond Fund (U.S. Dollar Hedged)	July 31, 2011
PIMCO Global Bond Fund (Unhedged)	July 31, 2011
PIMCO Global Multi-Asset Fund	July 31, 2011
PIMCO GNMA Fund	July 31, 2011
PIMCO Government Money Market Fund	July 31, 2011
PIMCO High Yield Fund	July 31, 2011
PIMCO High Yield Municipal Bond Fund	July 31, 2011
PIMCO High Yield Spectrum Fund	July 31, 2011
PIMCO Income Fund	July 31, 2011
PIMCO Inflation Response Multi-Asset Fund	July 31, 2013
PIMCO Investment Grade Corporate Bond Fund	July 31, 2011
PIMCO Liquid Assets Fund	July 31, 2011
PIMCO Loan Obligation Fund	July 31, 2011
PIMCO Long Duration Fund	July 31, 2011

Expense Limited Fund	End of Initial Term
PIMCO Long Duration Total Return Fund	July 31, 2011
PIMCO Long-Term Credit Fund	July 31, 2011
PIMCO Low Duration Fund	July 31, 2011
PIMCO Low Duration Fund II	July 31, 2011
PIMCO Low Duration Fund III	July 31, 2011
PIMCO Moderate Duration Fund	July 31, 2011
PIMCO Money Market Fund	July 31, 2011
PIMCO Mortgage Opportunities Fund	July 31, 2014
PIMCO Mortgage-Backed Securities Fund	July 31, 2011
PIMCO Multi-Strategy Alternative Fund	July 31, 2016
PIMCO Municipal Bond Fund	July 31, 2011
PIMCO National Intermediate Municipal Bond Fund	July 31, 2013
PIMCO New York Municipal Bond Fund	July 31, 2011
PIMCO RAE Fundamental PLUS Fund	July 31, 2011
PIMCO RAE Fundamental Advantage PLUS Fund	July 31, 2011
PIMCO RAE Fundamental PLUS EMG Fund	July 31, 2011
PIMCO RAE Fundamental PLUS International Fund	July 31, 2013
PIMCO RAE Fundamental PLUS Small Fund	July 31, 2013
PIMCO RAE Low Volatility PLUS Fund	July 31, 2015
PIMCO RAE Low Volatility PLUS EMG Fund	July 31, 2015
PIMCO RAE Low Volatility PLUS International Fund	July 31, 2015
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	July 31, 2014
PIMCO RAE Worldwide Long/Short PLUS Fund	July 31, 2016
PIMCO Real Return Asset Fund	July 31, 2011
PIMCO Real Return Fund	July 31, 2011
PIMCO RealEstateRealReturn Strategy Fund	July 31, 2011
PIMCO RealPath® 2015 Fund	July 31, 2012
PIMCO RealPath® 2020 Fund	July 31, 2011
PIMCO RealPath® 2025 Fund	July 31, 2012
PIMCO RealPath® 2030 Fund	July 31, 2011
PIMCO RealPath® 2035 Fund	July 31, 2012
PIMCO RealPath® 2040 Fund	July 31, 2011
PIMCO RealPath® 2045 Fund	July 31, 2013
PIMCO RealPath® 2050 Fund	July 31, 2011
PIMCO RealPath® 2055 Fund	July 31, 2016
PIMCO RealPath® Income Fund	July 31, 2011
PIMCO Senior Floating Rate Fund	July 31, 2012
PIMCO Short Asset Investment Fund	July 31, 2013
PIMCO Short Duration Municipal Income Fund	July 31, 2011
PIMCO Short-Term Fund	July 31, 2011
PIMCO StocksPLUS® Absolute Return Fund	July 31, 2011
PIMCO StocksPLUS® Small Fund	July 31, 2011
PIMCO StocksPLUS® Short Fund	July 31, 2011

Expense Limited Fund	End of Initial Term
PIMCO StocksPLUS® Fund	July 31, 2011
PIMCO StocksPLUS® International Fund (Unhedged)	July 31, 2011
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	July 31, 2011
PIMCO StocksPLUS® Long Duration Fund	July 31, 2011
PIMCO StocksPLUS® Municipal-Backed Fund	July 31, 2011
PIMCO Tax Managed Real Return Fund	July 31, 2011
PIMCO Total Return Fund	July 31, 2011
PIMCO Total Return Fund II	July 31, 2011
PIMCO Total Return Fund III	July 31, 2011
PIMCO Total Return Fund IV	July 31, 2012
PIMCO Treasury Money Market Fund	July 31, 2011
PIMCO TRENDS Managed Futures Strategy Fund	July 31, 2015
PIMCO Unconstrained Bond Fund	July 31, 2011
PIMCO Unconstrained Tax Managed Bond Fund	July 31, 2011

        Accepted and Agreed to:

PIMCO FUNDS		PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Henrik P. Larsen	By:	/s/ Peter G. Strelow
	Vice President		Managing Director

Schedule B

to

Amended and Restated Expense Limitation Agreement

Dated:	February 23, 2009
Revised:	February 24, 2015

Expense Limited Fund	End of Initial Term
PIMCO Asset-Backed Securities Portfolio	July 31, 2011
PIMCO Developing Local Markets Portfolio	July 31, 2011
PIMCO Emerging Markets Portfolio	July 31, 2011
PIMCO FX Strategy Portfolio	July 31, 2011
PIMCO High Yield Portfolio	July 31, 2011
PIMCO International Portfolio	July 31, 2011
PIMCO Investment Grade Corporate Portfolio	July 31, 2011
PIMCO Long Duration Corporate Bond Portfolio	July 31, 2011
PIMCO Low Duration Portfolio	July 31, 2013
PIMCO Moderate Duration Portfolio	July 31, 2013
PIMCO Mortgage Portfolio	July 31, 2011
PIMCO Municipal Sector Portfolio	July 31, 2011
PIMCO Real Return Bond Portfolio	July 31, 2011
PIMCO Senior Floating Rate Portfolio	July 31, 2012
PIMCO Short-Term Floating NAV Portfolio II	July 31, 2011
PIMCO Short-Term Portfolio	July 31, 2011
PIMCO U.S. Government Sector Portfolio	July 31, 2011

        Accepted and Agreed to:

PIMCO FUNDS		PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Henrik P. Larsen	By:	/s/ Peter G. Strelow
	Vice President		Managing Director